Letter To Shareholders                             ACM Government Spectrum Fund
================================================================================

February 11, 1997

Dear Shareholder:

U.S. bond market returns were subdued throughout 1996. Stronger-than-expected job growth and uncertainty about whether the Federal Reserve would raise interest rates to slow economic growth kept bond market returns negative for much of the year. The fixed-income market rallied towards the end of 1996, pushing market returns into positive territory for the first time since January, as the fear of accelerating inflation diminished. Across all major sectors of the bond market, interest rates for all maturities increased, causing shorter-duration securities to outperform longer-duration securities. Mortgage-backed securities were the best performing sector of the domestic, investment-grade bond market as higher interest rates slowed mortgage prepayment expectations. Outside the U.S., slow worldwide economic growth and low inflation provided a favorable investment environment for both developed market and emerging market debt.

During the 6- and 12-month periods ended December 31, 1996, we are pleased to report that your Fund outperformed the Lehman Brothers Aggregate Bond Index. This outperformance is due primarily to strong performance in the developed non-U.S. bond markets and to management's country selection within this sector, along with strong returns in the Treasury market. At year-end, your Fund's net asset value was $7.16 per share.

INVESTMENT RESULTS*
Total returns for the periods ended December 31, 1996.

                                    6 Months         12 Months
                                    --------         ---------
ACM Government
  Spectrum Fund                        8.68%             6.13%
Lehman Brothers
  Aggregate Bond Index                 4.90              3.63

ECONOMIC REVIEW
The U.S. economy finished 1996 on a strong note. After moderating in the third quarter, the economy picked up speed in the fourth quarter, led by a rebound in consumer spending. The annualized gain in retail sales of merchandise jumped to 4.8% in the fourth quarter, up from only 0.9% in the third quarter. Exports surged by an annualized 32.7% in October and November, unexpectedly adding to year-end growth. The production side of the economy also showed strength. Industrial production grew at an annualized pace of 6.0% and monthly payroll growth increased to 217,000, up from third quarter's average of 171,000. In all, growth in aggregate output (gross domestic product or GDP), which dipped to 2.1% in the third quarter, accelerated to 4.7% during the final three months of 1996.

Broad inflation measures were slightly higher at the end of 1996 as consumer prices increased 3.3% year-over-year and producer prices were up 2.8%. However, excluding the volatile food and energy sectors, inflation remained very well-behaved with year-over-year consumer and producer prices up only 2.6% and 0.6%, respectively.

INVESTMENT OUTLOOK
Our outlook for the U.S. economy assumes that while economic growth accelerated at the end of 1996, it will moderate again during the first half of 1997. As this occurs, current upward pressures on inflation should dissipate. Until clear signs of a slowing economy emerge, concerns about inflation will keep U.S. interest rates within their recent ranges. The Fed remains on hold with its neutral-to-slightly-restrictive policy. Given justified concerns about the economic outlook, further near-term weakness in bond prices and higher bond yields cannot be ruled-out. However, such developments would only facilitate the economic slowing we see later in 1997. Given this economic outlook, we expect mortgages to continue

* Total returns are based on net asset value.

                                                    ACM Government Spectrum Fund
================================================================================

to perform well and have recently increased our allocation to this sector.

Overall, we think the non-dollar bond markets will continue to outperform the U.S. Treasury market into 1997. Continued tight fiscal policy in Europe as those countries move to meet the requirements for monetary union should support higher European bond prices in the upcoming year. A worldwide environment of moderate growth and generally low inflation should also support further gains in emerging market debt prices. However, as risk premiums for this asset class have narrowed from their highs at the end of 1994, we expect the pace of price appreciation of these securities to slow. We will continue to monitor this sector for tactical opportunities to add to the portfolio during the upcoming year.

Thank you for your continued interest and investment in ACM Government Spectrum Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,

/s/   John D. Carifa

John D. Carifa
Chairman

/s/   Wayne D. Lyski

Wayne D. Lyski
President

Portfolio Of Investments
December 31, 1996                                  ACM Government Spectrum Fund

================================================================================
                                                      Principal
                                                       Amount
                                                       (000)       U.S. $ Value
--------------------------------------------------------------------------------
  U.S. GOVERNMENT AND AGENCY
    OBLIGATIONS--87.7%
  U.S. TREASURY
   SECURITIES--74.2%
  U.S. Treasury Bonds
    Zero coupon, 2/15/15 ................   US$        90,630      $26,535,558
    8.125%, 8/15/19 (a) .................              16,000       18,507,520
    10.75%, 8/15/05 (a) .................              11,250       14,433,413
    12.75%, 11/15/10 (a) ................               9,250       13,093,097
    14.00%, 11/15/11 (a) ................              29,300       45,053,438
  U.S. Treasury Notes
    6.50%, 8/15/05 (a) ..................              26,825       26,996,948
    7.375%, 11/15/97 (a) ................              13,000       13,186,810
    7.875%, 11/15/04 (a) ................              22,500       24,553,125
    8.875%, 11/15/97 (a) ................              14,000       14,376,180
                                                                   -----------
  Total U.S. Treasury
    Securities ..........................                          196,736,089
                                                                   -----------
  FEDERAL AGENCY
    SECURITY--6.8%
  Student Loan Marketing
    Association
    15.00%, 9/23/97 .....................             17,000        18,122,000
                                                                   -----------
  MORTGAGE-RELATED
    SECURITY--6.7%
  Government National Mortgage
    Association TBA
    8.00%, 1/15/99 ......................             17,500        17,850,000
                                                                   -----------
  Total U.S. Government and
    Agency Obligations
    (cost $235,369,069) .................                          232,708,089
                                                                   -----------
  SOVEREIGN DEBT
    OBLIGATIONS--21.9%
  AUSTRALIA--9.8%
  Commonwealth of Australia
    8.75%, 8/15/08 ......................   AU$        20,000      $17,459,661
    12.00%, 11/15/01 ....................               9,000        8,629,084
                                                                   -----------
  Total Australian Securities ...........                           26,088,745
                                                                   -----------
  CANADA--12.1%
    Canadian Government
    7.00%, 9/01/01 ......................   CA$         9,000        6,980,203
    7.00%, 12/01/06 .....................              19,625       14,948,408
    8.00%, 6/01/27 ......................              12,500       10,136,009
                                                                   -----------
  Total Canadian Securities .............                           32,064,620
                                                                   -----------
  Total Sovereign Debt Obligations
    (cost $57,482,470) ..................                           58,153,365
                                                                   -----------
  TIME DEPOSIT--5.2%
  State Street Bank & Trust Co.,
    Cayman Islands
    5.00%, 1/02/97
    (cost $13,761,000) ..................   US$        13,761       13,761,000
                                                                   -----------
  TOTAL INVESTMENTS--114.8%
    (cost $306,612,539) .................                          304,622,454
  Other assets less liabilities--(14.8%).                          (39,374,514)
                                                                   -----------
  NET ASSETS--100% ......................                        $ 265,247,940
                                                                   ===========

(a) Securities, or portion thereof, have been segregated to collateralize open forward exchange currency contracts and the TBA security. Total value of segregated securities amounted to $170,200,531 at December 31, 1996.

     Glossary of Terms:
     TBA--To be announced

See notes to financial statements.

Statement Of Assets And Liabilities
December 31, 1996                                  ACM Government Spectrum Fund
===============================================================================

ASSETS
  Investments in securities, at value (cost $306,612,539) ....................................         $304,622,454
  Receivable for investment securities sold ..................................................            5,906,809
  Interest receivable ........................................................................            5,159,684
  Net unrealized appreciation of forward exchange currency contracts .........................              972,215
  Net unrealized appreciation of swap contracts ..............................................              659,525
                                                                                                        -----------
  Total assets ...............................................................................          317,320,687
                                                                                                        -----------
LIABILITIES
  Payable for investment securities purchased ................................................           51,657,434
  Advisory fee payable .......................................................................              162,197
  Administrative fee payable .................................................................               41,679
  Accrued expenses ...........................................................................              211,437
                                                                                                        -----------
  Total liabilities ..........................................................................           52,072,747
                                                                                                        -----------
NET ASSETS ...................................................................................         $265,247,940
                                                                                                        ===========
COMPOSITION OF NET ASSETS
  Capital stock, at par ......................................................................         $    370,280
  Additional paid-in capital .................................................................          329,390,331
  Undistributed net investment income ........................................................              182,899
  Accumulated net realized loss on investments and foreign currency transactions .............          (64,341,690)
  Net unrealized depreciation of investments and foreign currency denominated
     assets and liabilities ..................................................................             (353,880)
                                                                                                        -----------
                                                                                                       $265,247,940
                                                                                                        ===========
NET ASSET VALUE PER SHARE (based on 37,028,027 shares outstanding)............................                $7.16
                                                                                                               ====

--------------------------------------------------------------------------------
See notes to financial statements.

Statement Of Operations
Year Ended December 31, 1996                       ACM Government Spectrum Fund
===============================================================================

INVESTMENT INCOME
  Interest......................................................................                                $24,252,816
EXPENSES
  Advisory fee..................................................................         $2,019,958
  Administrative fee............................................................            490,987
  Reports and notices to shareholders...........................................            127,325
  Transfer agency...............................................................            121,005
  Custodian.....................................................................            111,495
  Audit and legal...............................................................             83,940
  Registration fee..............................................................             32,685
  Directors' fees...............................................................             30,000
  Taxes ........................................................................             17,325
  Miscellaneous.................................................................             25,227
                                                                                          ---------
  Total expenses................................................................                                  3,059,947
                                                                                                                -----------
  Net investment income.........................................................                                 21,192,869
                                                                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investments..............................................                                 (4,858,351)
  Net realized gain on foreign currency transactions............................                                  5,055,188
  Net change in unrealized appreciation of:.....................................
     Investments................................................................                                 (7,923,875)
     Foreign currency denominated assets and liabilities........................                                    692,545
                                                                                                                -----------
  Net realized and unrealized loss on investments and
     foreign currency transactions..............................................                                 (7,034,493)
                                                                                                                -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS......................................                                $14,158,376
                                                                                                                ===========

Statement Of Changes In Net Assets
===============================================================================

                                                                                       Year Ended               Year Ended
                                                                                    December 31, 1996        December 31, 1995
                                                                                    -----------------        -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income.........................................................       $ 21,192,869            $ 26,016,233
  Net realized gain (loss) on investments, options written and foreign currency
    transactions................................................................            196,837             (17,697,294)
  Net change in unrealized appreciation (depreciation) of investments, options
    written and foreign currency denominated assets and liabilities.............         (7,231,330)             42,151,113
                                                                                       ------------            ------------
  Net increase in net assets from operations....................................         14,158,376              50,470,052
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income..........................................        (21,192,869)            (26,016,233)
  Dividends in excess of net investment income..................................         (4,355,974)               (585,140)
  Tax return of capital distribution............................................                -0-              (2,454,561)
COMMON STOCK TRANSACTIONS
  Reinvestment of dividends resulting in issuance of Common Stock...............                -0-                 607,990
                                                                                       ------------            ------------
  Total increase (decrease).....................................................        (11,390,467)             22,022,108
NET ASSETS
  Beginning of year.............................................................        276,638,407             254,616,299
                                                                                       ------------            ------------
  End of year (including undistributed net investment income of $182,899 at
    December 31, 1996)..........................................................       $265,247,940            $276,638,407
                                                                                       ============            ============

--------------------------------------------------------------------------------
See notes to financial statements.

Notes To Financial Statements
December 31, 1996                                  ACM Government Spectrum Fund
================================================================================

NOTE A: Significant Accounting Policies
ACM Government Spectrum Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. The U.S. dollar value of forward exchange currency contracts is determined using forward currency exchange rates supplied by a quotation service. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities for which market quotations are not readily available and restricted securities which are subject to limitations as to their resale are valued in good faith at fair value using methods determined by the Board of Directors. Readily marketable fixed-income securities are valued on the basis of prices provided by a pricing service when such prices are believed by Alliance Capital Management L.P. (the "Adviser") to reflect the fair value of such securities. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, provisions for federal income or excise taxes are not required.

3. Investment Income and Investment Transactions
Interest income is accrued daily. Investment transactions are accounted for on a trade date basis. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued. Net realized gain on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of foreign securities, holdings of foreign currencies, options on foreign currencies, closed forward exchange currency contracts, exchange gains and losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net change in unrealized appreciation of foreign currency denominated assets and liabilities.

5. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations.

                                                    ACM Government Spectrum Fund
================================================================================

6. Reclassification of Components of Net Assets
Due to permanent differences between the accounting and tax classifications of foreign currency transactions, a $5,027,454 foreign currency gain was reclassified from accumulated net realized loss on investments and foreign currency transactions to undistributed net investment income. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory and Administrative Fees
Under the terms of an Investment Advisory Agreement, the Fund pays its Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30% of the Fund's average weekly net assets up to $250 million, 1/12th of .25% of the Fund's average weekly net assets in excess of $250 million, and 5.25% of the daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis).

On November 28, 1995, the Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, whereby the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. During the year ended December 31, 1996 the Fund agreed to pay AFS $15,195.

Under the terms of an Administrative Agreement, the Fund pays its Administrator, Mitchell Hutchins Asset Management Inc., a monthly fee equal to the annualized rate of .20 of 1% of the Fund's average weekly net assets up to $100 million,
 .18 of 1% of the Fund's next $200 million of average weekly net assets, and .16 of 1% of the funds average weekly net assets in excess of $300 million. The Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $431,162,283 and $459,615,582, respectively, for the year ended December 31, 1996. There were purchases of $891,692,398 and sales of $824,043,286 of U.S. government and government agency obligations for the year ended December 31, 1996.

At December 31, 1996, the cost of investments for federal income tax purposes was $309,062,075. Accordingly, gross unrealized appreciation of investments was $2,018,997 and gross unrealized depreciation was $6,458,618, resulting in net unrealized depreciation of $4,439,621 (excluding foreign currency transactions) on a federal income tax basis.

At December 31, 1996, the Fund had a capital loss carryforward of $61,892,155 of which $27,163,499 expires in the year 2002, $32,047,923 expires in the year 2003 and $2,680,733 expires in the year 2004.

1. Forward Exchange Currency Contracts
The Fund enters into forward exchange currency contracts for investment purposes and in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between

Notes To Financial Statements (continued)          ACM Government Spectrum Fund
================================================================================

the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net change in unrealized appreciation of foreign currency denominated assets and liabilities.

The Fund's custodian will place and maintain liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The value on origination date, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At December 31, 1996, the Fund had outstanding forward exchange currency contracts as follows:


                                                                Contract        Value on            U.S. $       Unrealized
                                               Settlement         Amount     Origination           Current     Appreciation
Foreign Currency Buy Contracts.........          Date(s)           (000)            Date             Value    (Depreciation)
                                              ------------      -------      -----------       -----------    -------------
Australian Dollars.....................     1/21/97 - 1/31/97    36,900      $29,385,340       $29,320,485        $ (64,855)
Deutsche Marks.........................          1/21/97         13,630        9,109,257         8,869,719         (239,538)
Swedish Krona..........................          1/21/97        105,500       15,446,559        15,483,200           36,641

Foreign Currency Sale Contracts
Australian Dollars.....................     1/21/97 - 2/4/97     54,500       43,375,915        43,305,014           70,901
Canadian Dollars.......................     1/21/97 - 2/6/97     41,100       30,528,722        30,066,478          462,244
Deutsche Marks.........................          1/21/97         13,630        9,079,161         8,869,719          209,442
Swedish Krona..........................          1/21/97        105,500       15,980,580        15,483,200          497,380
                                                                                                                  ---------
                                                                                                                  $ 972,215
                                                                                                                  =========

2. Option Transactions
For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as a realized gain from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the

                                                   ACM Government Spectrum Fund
================================================================================

market risk of an unfavorable change in the price of the security or currency underlying the option written. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

For the year ended December 31, 1996, the Fund did not have any written option transactions.

--------------------------------------------------------------------------------

NOTE D: Interest Rate Swap Agreements
The Fund enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as net change in unrealized appreciation of investments.

At December 31, 1996, the Fund had outstanding interest rate swap contracts with the following terms:

                                                                             Rate Type
                                                                 -----------------------------------
                                                                                                          Unrealized
    Swap                  Notional Amount      Termination       Payments made     Payments received     Appreciation
 Counterparty                  (000)              Date            by the Fund         by the Fund       (Depreciation)
-------------             ---------------      -----------       -------------     -----------------    -------------
Morgan Guaranty
    Trust Co.             ITL 23,000,000         4/29/01           LIBOR+               9.18%            $1,319,051
Morgan Guaranty
    Trust Co.             ITL 23,000,000         4/29/01            7.98%              LIBOR+              (659,526)
                                                                                                         ----------
                                                                                                         $  659,525
                                                                                                         ==========

+ LIBOR- London Interbank Offered Rate.

--------------------------------------------------------------------------------

NOTE E: Capital Stock
There are 300,000,000 shares of $0.01 par value common stock authorized, of which 37,028,027 shares were outstanding at December 31, 1996.

During the year ended December 31, 1996, the Fund did not issue shares in connection with the dividend reinvestment plan. During the year ended December 31, 1995, the Fund issued 89,035 shares in connection with the Fund's dividend reinvestment plan.

Financial Highlights                              ACM Government Spectrum Fund
================================================================================

Selected Data For A Share Of Common Stock Outstanding Throughout Each Year

                                                                                  Year Ended December 31,
                                                                 ---------------------------------------------------------
                                                                   1996         1995         1994         1993        1992
                                                                 -------      -------      -------      -------      -------
Net asset value, beginning of year........................       $ 7.47       $ 6.89       $ 9.49       $ 8.89       $9.15
                                                                 -------      -------      -------      -------     -------
Income From Investment Operations
Net investment income ....................................          .57          .70(a)       .74(a)        .95(a)     .87(a)
Net realized and unrealized gain
     (loss) on investments, options written
     and foreign currency transactions....................         (.19)         .66        (2.46)         1.19      ( .27)
                                                                 -------      -------      -------      -------     -------
Net increase (decrease) in net asset
     value from operations................................          .38         1.36        (1.72)         2.14        .60
                                                                 -------      -------      -------      -------     -------
Dividends and Distributions
---------------------------
Dividends from net investment income......................         (.57)        (.70)       ( .70)        ( .96)      (.86)
Dividends in excess of net investment income..............         (.12)        (.01)         -0-           -0-        -0-
Distributions from net realized gains.....................          -0-          -0-          -0-         ( .35)       -0-
Tax return of capital distribution........................          -0-         (.07)        (.18)           -0-       -0-
                                                                -------      -------      -------       -------     -------
Total dividends and distributions.........................         (.69)        (.78)        (.88)       (1.31)       (.86)
                                                                -------      -------      -------       -------     -------
Capital Share Transactions
--------------------------
Dilutive effect of rights offering........................          -0-          -0-          -0-         ( .22)       -0-
Offering costs charged to additional paid-in capital......          -0-          -0-          -0-         ( .01)       -0-
                                                                -------      -------      -------       -------     -------
Total capital share transactions..........................          -0-          -0-          -0-         ( .23)       -0-
                                                                -------      -------      -------       -------     -------
Net asset value, end of year..............................       $ 7.16       $ 7.47       $ 6.89        $ 9.49      $8.89
                                                                -------      -------      -------       -------     -------
Market value, end of year.................................       $6.375       $6.625       $7.125        $10.00      $9.00
                                                                =======      =======      =======       =======     =======
Total Investment Return
-----------------------
Total investment return based on:(b)
Market value .............................................         6.55%       4.32%     (20.44)%       26.88%       10.17%
Net asset value ..........................................         6.13%      21.64%     (18.93)%       21.90%        7.04%
Ratios/Supplemental Data
------------------------
Net assets, end of year (000's omitted)...................     $265,248    $276,638     $254,616     $345,547     $282,282
Ratio of expenses to average net assets...................         1.17%       1.31%        1.21%        1.21%        1.27%
Ratio of net investment income to average net assets......         8.10%      10.07%        9.58%        9.77%        9.79%
Portfolio turnover rate...................................          453%        377%         294%         445%         471%

--------------------------------------------------------------------------------
(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.

Report Of Ernst & Young LLP
Independent Auditors                               ACM Government Spectrum Fund
================================================================================

To the Shareholders and Board of Directors
ACM Government Spectrum Fund

We have audited the accompanying statement of assets and liabilities of ACM Government Spectrum Fund, including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Government Spectrum Fund, at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
February 3, 1997

Additional Information                             ACM Government Spectrum Fund
================================================================================

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

         (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

         (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per shares of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on the dividends and distribution.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan.

All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 8200, Boston, Massachusetts 02266-8200.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objective or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal factors associated with investment in the Fund, and (iv) no changes in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne D. Lyski, the President of the Fund.

                                                   ACM Government Spectrum Fund
================================================================================

BOARD OF DIRECTORS
John D. Carifa, Chairman
Ruth Block (1)
David H. Dievler (1)
James R. Greene (1)
Dr. James M. Hester (1)
Hon. James D. Hodgson (1)
Clifford L. Michel (1)
Donald J. Robinson (1)
Robert C. White (1)

OFFICERS
Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Susan Peterson, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Joseph J. Mantineo, Controller

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

CUSTODIAN, DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
State Street Bank
and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL
Seward & Kissel
One Battery Park Plaza
New York, NY 10004

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Spectrum Fund for their information. This financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

(1) Member of the Audit committee.

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

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

ACM Government Spectrum Fund
Summary of General Information

The Fund
ACM Government Spectrum Fund is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks to provide high current income consistent with preservation of capital. The Fund invests principally in U.S. Government obligations. The Fund may also invest up to 35% of its assets in securities of foreign governments. Additionally, the Fund may utilize other investment techniques, including options and futures. The investment adviser of the Fund is Alliance Capital Management L.P.

Shareholder Information
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of Newspapers under the designation "ACMSP". The Fund's NYSE trading symbol is "SI". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan
A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-219-4218.

If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

ACM Government Spectrum Fund
1345 Avenue of the Americas
New York, New York 10105

[LOGO]ALLIANCE CAPITAL

(R)These registered service marks used under license from the owner, Alliance Capital Management L.P.

SPCAR



                                      ACM
                                   ----------
                                   Government
--------------------------------------------------------------------------------
                                    Spectrum
--------------------------------------------------------------------------------
                                      Fund

                                                            Annual Report
                                                            December 31, 1996

                                                            [LOGO]Alliance